SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   July 11, 1997

CONTINENTAL AMERICAN TRANSPORTATION, INC.
         Exact name of Registrant as specified in charter)

Colorado         0-18729           84-1089599
(State or other       (Commission            (IRS employee
jurisdiction of       file number)           identification
incorporation                                       no.)


   495 Lovers Lane Road, Calhoun, Georgia          30701
--------------------------------------------------------
     (Address of principal executive office)     Zip Code

Registration telephone number, including area code: (706) 629-8682













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Item 8.           Change in Fiscal Year.

                  At a special meeting held on July 11, 1997, Registrant's Board of Directors rescinded its action taken at a prior special meeting changing Registrant's fiscal year from June 30th to December 31st which development was reported on Registrant's Form 8-K dated February 11, 1997, and filed with the Securities and Exchange Commission on said date. Accordingly and by this action, Registrant is retaining its June 30th fiscal year end.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CONTINENTAL AMERICAN TRANSPORTATION, INC.



                                      By:     s/Timothy Holstein
                                                Timothy Holstein, President


Dated:  July 22, 1997
























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